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                                                                   Exhibit 10.16

                               DIRECTORS AGREEMENT


This agreement dated August 15, 1994 by and between AZCO Mining Inc., a Delaware corporation (the "Company") and Paul A. Hodges, an outside director (the "director").

Whereas the director has rendered valuable services to the Company and the Company desires to be assured that the director will continue rendering such services to the Company;

Whereas the director is willing to continue to serve the Company but desires assurance that he will be protected in the event of any change in control;

Now therefore, in consideration of the mutual covenants and promises herein, the parties agree as follows.

The Company agrees that if

1.         there is a change of control of the Company, and

2. the director resigns the service of the Company, for whatever reason (other than discharge for cause, death or disability) within six months after such acquisition of control

a. the director shall receive as a lump sum, a cash payment in the amount not to exceed $100,000.

b. The amounts paid to the director hereunder shall be considered severance pay in consideration of the past services he has rendered to the Company and in consideration of his continued service from the date hereof to his entitlement to those payments.

as used herein, the term "change in control" shall mean either

1. the acquisition of (whether direct or indirect) shares in excess of 20 percent of the outstanding shares of common stock of the Company by a person or group of persons, other than through a public equity offering by the Company, or

2. the occurrence of any transaction relating to the Company required to be described pursuant to the requirements of item 6 (e) of schedule 14A of regulation 14A of the Securities and Exchange Commission under the Securities and Exchange Act of 1934, or

3. any change in the composition of the board of directors of the Company resulting in a majority of the present directors not constituting a majority provided, that in making such determination directors who were elected by, or on the recommendation of, such present majority, shall be excluded.


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The arrangements called for by this agreement are not intended to have any effect on the director's participation in any other benefits available to directors or to preclude other compensation or additional benefits as may be authorized by the board of directors from time to time.

This agreement shall be binding and shall inure to the benefit of the respective successors, assigns, legal representatives and heirs to the parties hereto.

This agreement shall terminate, even though prior to the acquisition of any control of the Company as defined here, if the director shall be voted out, not stand for reelection, voluntarily resign, retire, become permanently and totally disabled, or die.

In witness whereof, the parties have signed this agreement this 15th day of August, 1994.




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Officer's Signature           Date           AZCO Mining Inc.             Date




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                               DIRECTORS AGREEMENT



This agreement dated November 19, 1996 by and between AZCO Mining Inc., a Delaware corporation (the "Company") and Ian M. Gray, an outside director (the "director").

Whereas the director has rendered valuable services to the Company and the Company desires to be assured that the director will continue rendering such services to the Company;

Whereas the director is willing to continue to serve the Company but desires assurance that he will be protected in the event of any change in control;

Now therefore, in consideration of the mutual covenants and promises herein, the parties agree as follows.

The Company agrees that if

1.         there is a change of control of the Company, and

2. the director resigns the service of the Company, for whatever reason (other than discharge for cause, death or disability) within six months after such acquisition of control

a. the director shall receive as a lump sum, a cash payment in the amount not to exceed $100,000.

b. The amounts paid to the director hereunder shall be considered severance pay in consideration of the past services he has rendered to the Company and in consideration of his continued service from the date hereof to his entitlement to those payments.

as used herein, the term "change in control" shall mean either

1. the acquisition of (whether direct or indirect) shares in excess of 20 percent of the outstanding shares of common stock of the Company by a person or group of persons, other than through a public equity offering by the Company, or

2. the occurrence of any transaction relating to the Company required to be described pursuant to the requirements of item 6 (e) of schedule 14A of regulation 14A of the Securities and Exchange Commission under the Securities and Exchange Act of 1934, or

3. any change in the composition of the board of directors of the Company resulting in a majority of the present directors not constituting a majority provided, that in making such determination directors who were elected by, or on the recommendation of, such present majority, shall be excluded.


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The arrangements called for by this agreement are not intended to have any effect on the director's participation in any other benefits available to directors or to preclude other compensation or additional benefits as may be authorized by the board of directors from time to time.

This agreement shall be binding and shall inure to the benefit of the respective successors, assigns, legal representatives and heirs to the parties hereto.

This agreement shall terminate, even though prior to the acquisition of any control of the Company as defined here, if the director shall be voted out, not stand for reelection, voluntarily resign, retire, become permanently and totally disabled, or die.

In witness whereof, the parties have signed this agreement this 19th day of November, 1996.




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Officer's Signature           Date           AZCO Mining Inc.             Date